SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2008

THORNBURG MORTGAGE, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-11914	85-0404134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Washington Avenue, Suite 302 Santa Fe, New Mexico	87501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (505) 989-1900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Thornburg Mortgage, Inc. (the “Company”) has previously entered into a Senior Subordinated Secured Note Indenture dated as of March 31, 2008 between the Company, the Note Guarantors signatories thereto and Wilmington Trust Company, as trustee, under which the Company issued $1.15 billion in Senior Subordinated Secured Notes due 2015 (the “Senior Subordinate Notes”). In addition to the Company, four of the directly or indirectly wholly-owned subsidiaries of the Company (Thornburg Mortgage Home Loans, Inc., Adfitech, Inc., Thornburg Mortgage Hedging Strategies, Inc. and Thornburg Acquisition Subsidiary, Inc.), (collectively the “Guarantor Subsidiaries”) have guaranteed fully and unconditionally, on a joint and several basis, the obligations of the Company to pay principal and interest under the Company’s Senior Notes due 2013 and the Senior Subordinated Notes. The Company’s other subsidiaries, including, but not limited to, the subsidiaries engaged in the issuance of mortgage-backed securities, (collectively the “Non-Guarantor Subsidiaries”) have not provided a guarantee of the Senior Notes due 2013 or the Senior Subordinated Notes.

The Company has also entered into a Registration Rights Agreement related to the Senior Subordinated Notes dated March 31, 2008 by and among the Company, the Guarantor Subsidiaries and the purchasers signatories thereto (the “Registration Rights Agreement”). The Registration Rights Agreement requires the Company to register the Senior Subordinated Notes. Pursuant to Rule 3-10 of Regulation S-X the Company must disclose certain financial information regarding the Guarantor Subsidiaries and the Non-Guarantor Subsidiaries in connection with the registration of the Senior Subordinated Notes.

This Current Report on Form 8-K is being filed by the Company, in accordance with Rule 3-10 of Regulation S-X to add Note 15, Condensed Consolidating Financial Information, to the Notes to Consolidated Financial Statements for the year ended December 31, 2007. In accordance with SEC requirements, the Company is filing on this Form 8-K all of Item 8 to the Company’s Form 10-K/A for the year ended December 31, 2007.

This information reflects the Company’s Guarantor Subsidiaries, as specifically described above, as guarantors of the Senior Notes due 2013 and the Senior Subordinated Notes and the Company’s Non-Guarantor Subsidiaries as non-guarantors. Item 8 of the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2007 is being updated in its entirety to reflect this information and is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

This Current Report on Form 8-K should be read in conjunction with the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2007, as well as the Company’s other filings with the Securities and Exchange Commission (the “SEC”) including the Company’s most recent quarterly report on Form 10-Q.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed as part of this report in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Name of Exhibit
23.1	Consent of Independent Registered Public Accounting Firm - KPMG LLP

23.2	Consent of Independent Registered Public Accounting Firm - PricewaterhouseCoopers LLP

99.1	Item 8, Annual Report on Form 10-K/A for the year ended December 31, 2007 — Financial Statements and Supplementary Data

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THORNBURG MORTGAGE, INC.

Date: July 30, 2008	By:	/s/ Larry Goldstone
Larry Goldstone, Chief Executive Officer and President

EXHIBIT INDEX

EXHIBIT NUMBER	NAME OF EXHIBIT
23.1	Consent of Independent Registered Public Accounting Firm - KPMG LLP

23.2	Consent of Independent Registered Public Accounting Firm - PricewaterhouseCoopers LLP

99.1	Item 8, Annual Report on Form 10-K/A for the year ended December 31, 2007 — Financial Statements and Supplementary Data